UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2010 (October 27, 2010)

III to I Maritime Partners Cayman I, L.P.
(Exact name of Registrant as specified in its charter)

Cayman Islands	000-53656	98-0516465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5580 Peterson Lane Suite 155 Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

(972) 392-5400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On October 27, 2010, ATL Offshore GmbH & Co., KG Isle of Usedom (“Isle of Usedom”), which is one of our nine single purpose entities (“SPV”), each of which holds an anchor handling tug supply (“AHTS”) vessel (each an “AHTS SPV”), entered into a second amendment to an existing loan agreement with Hartmann Asia Holding PTE Ltd. (“Hartmann Asia”), a member of the Hartmann Group and an affiliate of Reederei Hartmann GmbH & Co., KG (“RHKG”), the primary non-controlling interest holder in our AHTS SPVs.

The original loan agreement was signed on August 31, 2010, and provided for a loan of $6,000,000 from Hartmann Asia to Isle of Usedom (“Hartmann Asia Loan Agreement”) to provide liquidity for operating activities both to Isle of Usedom and the other eight AHTS SPVs via loans between the AHTS SPVs.  Related to the Hartmann Asia Loan Agreement, also on August 31, 2010, an inter-creditor agreement was also entered into between Isle of Usedom, Hartmann Asia, and Norddeutsche Landesbank (“Nord/LB”), the German bank which provided for the senior funding (“Nord/LB Senior Loan”) for our AHTS vessel acquisitions and the AHTS vessel aquisitons of three AHTS SPVs which are subsidiaries of our affiliate, FLTC Fund I (“FLTC”). The inter-creditor agreement confirms the Hartmann Asia Loan Agreement as subordinate to the Nord/LB Senior Loan.  The Hartmann Asia Loan Agreement provides for interest to be paid to Hartmann Asia at 6% per annum, was originally payable in one lump sum upon repayment of the loan, and had a maturity date of September 30, 2010.

Addendum 1 to the Hartmann Asia Loan Agreement, which was entered into on September 27, 2010, provided an additional $3,400,000 in loan proceeds for similar purposes, and extended the maturity date to October 29, 2010.  Addendum 2 was entered into on October 27, 2010, and increases the amount to be loaned under the Hartmann Asia Loan Agreement to $26,400,000, providing an additional $17,000,000 in funds for the same purposes mentioned above, and extends the maturity date to January 1, 2013.

On October 28, 2010, ATL Offshore GmbH & Co., which acts as the personally liable partner of each of our AHTS SPVs, entered into an addendum (“Addendum No. 1”) to our Nord/LB Senior Loan. The terms of Addendum No. 1 were effective as of September 17, 2010.

Among other changes, Addendum No. 1 allows our nine AHTS SPVs and the three AHTS SPVs of FLTC, which are the borrowers jointly under the Nord/LB Senior Loan, to make loans to one another for the purpose of covering any liquidity shortfalls of the AHTS SPVs.  Such intra AHTS SPV loans are also to be used for the purpose of financing any shortfall in the actual amount available under the last tranche of the Nord/LB Senior Loan, and the amount required to allow one of our affiliate’s AHTS SPVs to take delivery of the last AHTS vessel.  The amount of the last tranche available for delivery of FLTC’s last AHTS vessel is less than originally expected due to restrictions in clause 2.3 of the Nord/LB Senior Loan, which limits total borrowings to 75% of the aggregate investment costs of the vessel acquisitions.  As a result of this shortfall, our AHTS SPVs loaned approximately $21,033,601 (EUR 15,063,812) to FLTC’s AHTS SPVs which took delivery of the last AHTS vessel on October 27, 2010.  The amount of these loans represents the approximate amount by which our nine AHTS SPVs aggregate borrowing under the Nord/LB Senior Loan exceeded 75% of the aggregate investment costs of vessel acquisitions for our nine AHTS SPVs.  Each of the loans carries an interest rate approaching 6.0% and matures upon its twelve year anniversary.

In addition, Addendum No. 1 adds a requirement that, in the event the average fair market value of the three vessels to be acquired by the SPVs of our affiliate is less than the average fair market value of the vessels held by our nine AHTS SPVs, would require a portion of the senior loans applicable to the AHTS SPVs of our affiliate to be repaid or additional security acceptable to Nord/LB to be provided, prior to any distributions being permitted from any of the AHTS SPVs.

Addendum No. 1 also changes a clause in the Nord/LB Senior Loan, to remove the restriction previously present which limited the ownership of RHKG to 25%, and required our ownership to remain at 75%.

Item 9.01                      Financial Statements and Exhibits.

Exhibit Number	Description
10.1
Addendum No. 1 to the Loan Agreement by and among Norddeutsche Landesbank Girozentrale, as Lender, Mandated Lead Arranger and Agent, ATL Offshore GmbH & Co. MS “Juist” KG, ATL Offshore GmbH & Co. MS “Norderney” KG, ATL Offshore GmbH & Co. “Isle of Baltrum” KG, ATL Offshore GmbH & Co. “Isle of Langeoog” KG, ATL Offshore GmbH & Co. “Isle of Amrum” KG, ATL Offshore GmbH & Co. “Isle of Sylt” KG, ATL Offshore GmbH & Co. “Isle of Wangerooge” KG, ATL Offshore GmbH & Co. “Isle of Neuwerk” KG, ATL Offshore GmbH & Co. “Isle of Usedom” KG, ATL Offshore GmbH & Co. “Isle of Fehmarn” KG, ATL Offshore GmbH & Co. “Isle of Memmert” KG, and ATL Offshore GmbH & Co. “Isle of Mellum” KG, as jointly and severally liable borrowers.

10.2
Intercreditor Agreement 12 A.H.T.S. Vessels built by Fincantieri Cantieri Navali S.p.A. between Norddeutsche Landesbank Girozentrale, Hannover, Germany, and Hartmann Asia Holding PTE Ltd, Singapore and ATL Offshore GmbH & Co. “Isle of Usedome” KG, Leer Germany

10.3	Loan Agreement between Hartmann Asia Holding PTE Ltd, as Lender, and ATL Offshore GmbH & Co. “Isle of Usedome” KG, as Borrower, dated August 31, 2010.

10.4	Addendum 1 to the Loan Agreement dated August 31, 2010 between Hartmann Asia Holding PTE Ltd, as Lender, and ATL Offshore GmbH & Co. “Isle of Usedome” KG, as Borrower, dated September 28, 2010.

10.5	Addendum 2 to the Loan Agreement dated August 31, 2010 between Hartmann Asia Holding PTE Ltd, as Lender, and ATL Offshore GmbH & Co. “Isle of Usedome” KG, as Borrower, dated October 27, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

III to I Maritime Partners Cayman I, L.P.
(Registrant)

	By:	III to I International Maritime Solutions Cayman, Inc.
Its General Partner

	By:	/s/ Jason M. Morton
Jason M. Morton
Director and Chief Financial Officer
(Duly authorized to sign this report on behalf of the Registrant)
Date: November 2, 2010

EXHIBIT INDEX

Exhibit Number	Description
10.1
Addendum No. 1 to the Loan Agreement by and among Norddeutsche Landesbank Girozentrale, as Lender, Mandated Lead Arranger and Agent, ATL Offshore GmbH & Co. MS “Juist” KG, ATL Offshore GmbH & Co. MS “Norderney” KG, ATL Offshore GmbH & Co. “Isle of Baltrum” KG, ATL Offshore GmbH & Co. “Isle of Langeoog” KG, ATL Offshore GmbH & Co. “Isle of Amrum” KG, ATL Offshore GmbH & Co. “Isle of Sylt” KG, ATL Offshore GmbH & Co. “Isle of Wangerooge” KG, ATL Offshore GmbH & Co. “Isle of Neuwerk” KG, ATL Offshore GmbH & Co. “Isle of Usedom” KG, ATL Offshore GmbH & Co. “Isle of Fehmarn” KG, ATL Offshore GmbH & Co. “Isle of Memmert” KG, and ATL Offshore GmbH & Co. “Isle of Mellum” KG, as jointly and severally liable borrowers.

10.2
Intercreditor Agreement 12 A.H.T.S. Vessels built by Fincantieri Cantieri Navali S.p.A. between Norddeutsche Landesbank Girozentrale, Hannover, Germany, and Hartmann Asia Holding PTE Ltd, Singapore and ATL Offshore GmbH & Co. “Isle of Usedome” KG, Leer Germany

10.3	Loan Agreement between Hartmann Asia Holding PTE Ltd, as Lender, and ATL Offshore GmbH & Co. “Isle of Usedome” KG, as Borrower, dated August 31, 2010.

10.4	Addendum 1 to the Loan Agreement dated August 31, 2010 between Hartmann Asia Holding PTE Ltd, as Lender, and ATL Offshore GmbH & Co. “Isle of Usedome” KG, as Borrower, dated September 28, 2010.

10.5	Addendum 2 to the Loan Agreement dated August 31, 2010 between Hartmann Asia Holding PTE Ltd, as Lender, and ATL Offshore GmbH & Co. “Isle of Usedome” KG, as Borrower, dated October 27, 2010.